COMMITMENTS AND CONTINGENCIES	12 Months Ended
Apr. 30, 2011
Notes To Financial Statements [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 15 . COMMITMENTS AND CONTINGENCIES

Ground Leases. As of April 30, 2011, the Company is a tenant under operating ground or air rights leases on eleven of its properties. The Company pays a total of approximately $501,000 per year in rent under these ground leases, which have remaining terms ranging from 1.3 to 90 years, and expiration dates ranging from July 2012 to October 2100. The Company has renewal options for five of the eleven ground leases, and rights of first offer or first refusal for the remainder.

The expected timing of ground and air rights lease payments as of April 30, 2011 is as follows:

(in thousands)
Year Ended April 30,	Lease Payments
2012	$501
2013	499
2014	500
2015	501
2016	473
Thereafter	22,486
Total	$24,960

2011 Annual Report F-25

NOTE 15 . continued

Legal Proceedings. IRET is involved in various lawsuits arising in the normal course of business. Management believes that such matters will not have a material effect on the Company's financial statements.

Environmental Matters. It is generally IRET's policy to obtain a Phase I environmental assessment of each property that the Company seeks to acquire.  Such assessments have not revealed, nor is the Company aware of, any environmental liabilities that IRET believes would have a material adverse effect on IRET's financial position or results of operations. IRET owns properties that contain or potentially contain (based on the age of the property) asbestos or lead, or have underground fuel storage tanks. For certain of these properties, the Company estimated the fair value of the conditional asset retirement obligation and chose not to book a liability, because the amounts involved were immaterial. With respect to certain other properties, the Company has not recorded any related asset retirement obligation, as the fair value of the liability cannot be reasonably estimated, due to insufficient information. IRET believes it does not have sufficient information to estimate the fair value of the asset retirement obligations for these properties because a settlement date or range of potential settlement dates has not been specified by others, and, additionally, there are currently no plans or expectation of plans to sell or to demolish these properties, or to undertake major renovations that would require removal of the asbestos, lead and/or underground storage tanks.  These properties are expected to be maintained by repairs and maintenance activities that would not involve the removal of the asbestos, lead and/or underground storage tanks.  Also, a need for renovations caused by tenant changes, technology changes or other factors has not been identified.

Tenant Improvements.  In entering into leases with tenants, IRET may commit itself to fund improvements or build-outs of the rented space to suit tenant requirements.  These tenant improvements are typically funded at the beginning of the lease term, and IRET is accordingly exposed to some risk of loss if a tenant defaults prior to the expiration of the lease term, and the rental income that was expected to cover the cost of the tenant improvements is not received.  As of April 30, 2011, the Company is committed to fund approximately $5.1 million in tenant improvements, within approximately the next 12 months.

Purchase Options. The Company has granted options to purchase certain IRET properties to tenants in these properties, under lease agreements.  In general, the options grant the tenant the right to purchase the property at the greater of such property's appraised value or an annual compounded increase of a specified percentage of the initial cost of the property to IRET. The property cost and gross rental revenue of these properties are as follows:

2011 Annual Report F-26

NOTE 15 . continued
	(in thousands)
		Gross Rental Revenue
Property	Investment Cost	2011	2010	2009
Billings 2300 Grant Road - Billings, MT	$2,522	$226	$0	$0
Edgewood Vista-Belgrade, MT	2,135	191	196	196
Edgewood Vista-Billings, MT	4,274	384	396	396
Edgewood Vista-Bismarck, ND	10,903	1,031	1,008	1,008
Edgewood Vista-Brainerd, MN	10,667	1,010	988	988
Edgewood Vista-Columbus, NE	1,481	131	136	136
Edgewood Vista-East Grand Forks, MN	4,996	475	465	464
Edgewood Vista-Fargo, ND	26,087	2,415	2,387	2,065
Edgewood Vista-Fremont, NE	588	72	72	72
Edgewood Vista-Grand Island, NE	1,431	129	132	132
Edgewood Vista-Hastings, NE	606	76	76	76
Edgewood Vista-Hermantown I, MN	21,510	2,404	2,359	2,040
Edgewood Vista-Hermantown II, MN	12,359	1,170	1,144	1,144
Edgewood Vista-Kalispell, MT	624	76	76	76
Edgewood Vista-Missoula, MT	999	96	96	96
Edgewood Vista-Norfolk, NE	1,332	122	124	124
Edgewood Vista-Omaha, NE	676	80	80	80
Edgewood Vista-Sioux Falls, SD	3,353	312	312	312
Edgewood Vista-Spearfish, SD	9,569	642	628	628
Edgewood Vista-Virginia, MN	17,132	2,054	2,008	1,736
Fargo 1320 45th Street N - Fargo, ND	4,160	333	0	0
Great Plains - Fargo, ND	15,375	1,876	1,876	1,876
Healtheast St John & Woodwinds - Maplewood & Woodbury, MN	21,601	2,152	2,152	2,052
Minnesota National Bank - Duluth, MN	1,745	105	164	211
Missoula 3050 Great Northern - Missoula, MT	2,723	243	0	0
Sartell 2000 23rd Street South - Sartell, MN	12,693	1,209	1,173	1,292
St. Michael Clinic - St. Michael, MN	2,851	244	241	240
Stevens Point - Stevens Point, WI	15,020	1,104	1,356	1,356
Total	$209,412	$20,362	$19,645	$18,796

Income Guarantees. In connection with its acquisition in April 2004 of a portfolio of properties located in and near Duluth, Minnesota, the Company received from the seller of the properties a guarantee, for five years from the closing date of the acquisition, of a specified minimum amount of annual net operating income, before debt service (principal and interest payments), from two of the properties included in the portfolio. The income guarantee expired on April 30, 2009, and the final payment of approximately $215,000 was received in July 2009.

Restrictions on Taxable Dispositions.  Approximately 136 of the Company's properties, consisting of approximately 7.5 million square feet of our combined commercial segment's properties and 3,888 apartment units, are subject to restrictions on taxable dispositions under agreements entered into with some of the sellers or contributors of the properties.  The real estate investment amount of these properties (net of accumulated depreciation) was approximately $854.6 million at April 30, 2011. The restrictions on taxable dispositions are effective for varying periods.  The terms of these agreements generally prevent us from selling the properties in taxable transactions.  The Company does not believe that the agreements materially affect the conduct of its business or its decisions whether to dispose of restricted properties during the restriction period because the Company generally holds these and its other properties for investment purposes, rather than for sale. Historically, however, where the Company has deemed it to be in its shareholders' best interests to dispose of restricted properties, the Company has done so through transactions structured as tax-deferred transactions under Section 1031 of the Internal Revenue Code.

Redemption Value of UPREIT Units.  The limited partnership units ("UPREIT Units") of the Company's operating partnership, IRET Properties, are redeemable at the option of the holder for cash, or, at our option, for the Company's common shares of beneficial interest on a one-for-one basis, after a minimum one-year holding period.  All UPREIT Units receive the same cash distributions as those paid on common shares.  UPREIT Units are redeemable for an amount of cash per Unit equal to the average of the daily market price of an IRET common share

2011 Annual Report F-27

NOTE 15 . continued

for the ten consecutive trading days immediately preceding the date of valuation of the Unit.  As of April 30, 2011 and 2010, the aggregate redemption value of the then-outstanding UPREIT Units of the operating partnership owned by limited partners was approximately $188.0 million and $180.3 million, respectively.

Joint Venture Buy/Sell Options.  Certain of IRET's joint venture agreements contain buy/sell options in which each party under certain circumstances has the option to acquire the interest of the other party, but do not generally require that the Company buy its partners' interests. IRET has one joint venture which allows IRET's unaffiliated partner, at its election, to require that IRET buy its interest at a purchase price to be determined by an appraisal conducted in accordance with the terms of the agreement, or at a negotiated price. The redeemable noncontrolling interests in this joint venture are presented on the consolidated balance sheets at the greater of their carrying amount or redemption value at the end of each reporting period. The Company has not recorded a liability or the related asset that would result from the acquisition in connection with the above potential obligation because the probability of the unaffiliated partner requiring IRET to buy their interest is not currently determinable.

Pending Acquisitions.  As of April 30, 2011, the Company had signed purchase agreements to acquire the following properties; all of these pending acquisitions are subject to various closing conditions and contingencies, and no assurances can be given that any of these acquisitions will be completed:

A 147-unit multi-family residential property in St. Cloud, Minnesota for a purchase price totaling approximately $10.9 million, of which approximately $7.2 million would consist of the assumption of existing debt, with the remaining approximately $3.7 million paid in cash (approximately $2.2 million) and by the issuance of limited partnership units of the Operating Partnership valued at approximately $1.5 million; and

Six senior housing projects located in Boise, Idaho and towns surrounding Boise, with a total of approximately 209 units, for a total purchase price of approximately $29.5 million.  The Company has solicited multiple offers for debt placement and currently expects that this acquisition will close in the second quarter of the current fiscal year.

Development Projects.   The Company has various contracts outstanding with third parties in connection with ongoing development projects.  As of April 30, 2011, contractual commitments for development projects are as follows:

Multi-Family Conversion, Minot, North Dakota: The Company is planning to convert an existing approximately 15,000 square foot commercial office building in Minot, North Dakota to a 24-unit multi-family residential property, for an estimated total cost of $2.2 million. As of April 30, 2011, the Company had incurred approximately $280,000 of these project costs. Work on this project has been postponed, as Company employees and other resources are directed to the supervision of repairs at Company properties damaged by the recent flooding in Minot, North Dakota.

Buffalo Mall Theaters, Jamestown, North Dakota: The Company committed to fund the construction of six movie theaters at its existing Buffalo Mall property in Jamestown, North Dakota, for an estimated construction cost of $2.1 million and expected completion in the first quarter of fiscal year 2012.  As of April 30, 2011, the Company had incurred approximately $1.5 million of these construction costs. A certificate of occupancy was issued for this project in June 2011.

Senior Housing Memory Care Conversion and Additional Assisted Living Units, Wyoming: The Company has committed and funded construction and remodeling costs to convert a portion of  the Company's existing Wyoming senior housing facility at Cheyenne, Wyoming to incorporate a specialized memory care unit. In the third quarter of fiscal year 2011, the Company had incurred $309,000, the total expected cost of the memory-care conversion.  A certificate of occupancy for the memory care unit was issued in March 2011. Additionally, the Company is currently constructing an additional approximately 28 assisted living units and 16 memory care units at its existing Meadow Wind senior housing facility in Casper, Wyoming. The Company estimates that construction costs for this expansion project will total approximately $4.5 million and the project will be completed in the second quarter of fiscal year 2012.

2011 Annual Report F-28

NOTE 15 . continued

Trinity Hospital Build-to-Suit, Minot, North Dakota: The Company has committed to construct an approximately 25,000 square-foot, one-story medical clinic for Trinity Health, a non-profit healthcare organization based in Minot, North Dakota, on land owned by the Company adjacent to the Company's existing headquarters building in Minot. Construction of this build-to-suit facility began in the second quarter of fiscal year 2011, with completion and occupancy by Trinity expected in the second quarter of fiscal year 2012.  Estimated total project costs (excluding the value of the land) are $7.4 million, of which, as of April 30, 2011, the Company had incurred approximately $4.8 million.

In addition to the above contractually committed development projects, the Company is also renovating and upgrading the eight existing condominium units at its Georgetown Square Condominium project in Grand Chute, Wisconsin (formerly known as Fox River).  The Company is evaluating the construction of additional units, based on market needs.  The Company estimates total renovation costs for the existing eight units at a maximum of $280,000.